SiriusPoint Ltd.

Financial Supplement
September 30, 2026

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Liam Blackledge - Investor Relations and Strategy Manager
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and combined ratio ex. catastrophe losses are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the run-off business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income, Core Operating net income, Operating earnings per share and Core Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measures are net income and diluted earnings per share. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, amortization of acquisition-related intangible assets, and foreign exchange gains (losses). Core Operating net income also excludes the Corporate (run-off) business. We believe it is useful to review Operating net income and Core Operating net income as they reflect how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Core Operating ROE also excludes the results of the Corporate (run-off) business. Prior-period results have been recast to reflect current period presentation. Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Financial Metrics
September 30, 2026 and 2025
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
	($ in millions, except for ratios)
Combined ratio	86.5%	85.9%	87.6%	87.8%
Core combined ratio (1)	90.1%	89.1%	90.1%	91.4%
Core underwriting income (1)	$75.9	$69.6	$201.8	$165.7
Core net services income (1)	$11.9	$10.1	$30.2	$37.7
Operating net income (1)	$103.2	$87.4	$272.6	$231.1
Operating earnings per share (1)	$0.88	$0.74	$2.29	$1.95
Annualized ROE	15.4%	17.7%	15.1%	14.5%
Annualized Operating ROE (1)	17.6%	18.3%	15.8%	16.5%

	September 30, 2026	December 31, 2025
Book value per common share	$19.37	$19.40
Book value per diluted common share	$19.05	$18.61
Book value per diluted common share ex. AOCI (1)	$20.21	$18.10
Tangible book value per diluted common share (1)	$17.30	$17.62
(1)Core combined ratio, Core underwriting income, and Core net services income are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Operating net income, Operating earnings per share, and Annualized Operating ROE are non-GAAP financial measures. See reconciliations in “Operating net income and Operating earnings per share" and "Operating ROE." Book value per diluted common share ex. AOCI and tangible book value per diluted common share are non-GAAP financial measures. See reconciliation in “Book Value per Share - by Quarter.”

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,364.8	$5,156.9	$4,892.9	$5,168.6	$5,145.6
Debt securities, trading, at fair value	55.3	64.8	86.0	90.3	98.7
Short-term investments, at fair value	17.1	7.5	32.5	28.3	24.6
Other long-term investments, at fair value	276.5	285.8	295.4	315.1	318.3
Total investments	5,713.7	5,515.0	5,306.8	5,602.3	5,587.2
Cash and cash equivalents	434.3	614.8	856.9	731.2	582.4
Restricted cash and cash equivalents	127.4	131.1	153.8	171.2	135.3
Due from brokers	6.5	32.6	40.1	7.5	10.0
Interest and dividends receivable	46.2	44.2	41.4	47.1	43.9
Insurance and reinsurance balances receivable, net	2,558.9	2,606.7	2,420.8	2,260.3	2,291.4
Deferred acquisition costs, net	397.7	408.7	403.4	384.1	381.1
Unearned premiums ceded	649.2	630.7	573.3	487.4	487.1
Loss and loss adjustment expenses recoverable, net	1,966.4	1,991.4	2,020.2	2,102.3	2,162.9
Deferred tax asset	280.5	267.4	256.7	267.7	282.2
Goodwill	46.0	18.6	18.6	—	—
Intangible assets	158.8	137.4	139.8	121.2	123.6
Other assets	236.7	253.1	251.2	272.1	330.0
Assets held for sale	—	—	—	115.2	43.1
Total assets	$12,622.3	$12,651.7	$12,483.0	$12,569.6	$12,460.2
Liabilities
Loss and loss adjustment expense reserves	$5,816.7	$5,750.3	$5,732.7	$5,782.5	$5,811.7
Unearned premium reserves	2,050.6	2,119.7	1,991.2	1,855.4	1,867.9
Reinsurance balances payable	1,472.5	1,461.3	1,455.0	1,447.6	1,492.1
Debt	667.5	675.5	679.6	688.6	682.5
Due to brokers	48.9	23.3	3.4	5.5	27.5
Deferred tax liability	67.8	73.1	73.4	73.0	78.5
Liabilities held for sale	—	—	—	—	25.8
Other liabilities	268.9	271.8	244.3	246.1	263.2
Total liabilities	10,392.9	10,375.0	10,179.6	10,098.7	10,249.2
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	—	—	—	200.0	200.0
Common shares	11.5	11.6	11.6	11.7	11.7
Additional paid-in capital	869.2	888.9	956.4	967.7	957.4
Retained earnings	1,483.5	1,396.7	1,328.1	1,228.5	988.5
Accumulated other comprehensive income (loss), net of tax	(135.9)	(21.3)	6.3	61.9	52.3
Shareholders’ equity attributable to SiriusPoint shareholders	2,228.3	2,275.9	2,302.4	2,469.8	2,209.9
Noncontrolling interests	1.1	0.8	1.0	1.1	1.1
Total shareholders’ equity	2,229.4	2,276.7	2,303.4	2,470.9	2,211.0
Total liabilities, noncontrolling interests and shareholders’ equity	$12,622.3	$12,651.7	$12,483.0	$12,569.6	$12,460.2

SiriusPoint Ltd.
Consolidated Statements of Income
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues
Net earned premium	$767.6	$647.7	$2,046.8	$1,926.4
Net investment income	65.9	66.5	197.8	205.9
Net investment gains (losses)	3.3	6.2	22.6	6.6
Other revenues	30.8	35.5	119.1	92.5
Total revenues	867.6	755.9	2,386.3	2,231.4
Expenses
Loss and loss adjustment expenses incurred, net	415.9	372.9	1,137.0	1,147.3
Acquisition costs, net	195.2	139.8	499.8	410.4
Other underwriting expenses	53.0	43.6	155.3	133.0
Net corporate and other expenses	75.7	62.5	220.6	194.0
Intangible asset amortization	2.5	2.8	7.5	8.5
Interest expense	18.4	21.0	53.9	60.2
Foreign exchange losses	3.2	2.4	2.7	16.9
Total expenses	763.9	645.0	2,076.8	1,970.3
Income before income tax expense	103.7	110.9	309.5	261.1
Income tax expense	(16.7)	(20.2)	(51.7)	(45.1)
Net income	87.0	90.7	257.8	216.0
Net (income) loss attributable to noncontrolling interests	(0.2)	0.1	(0.2)	(0.4)
Net income available to SiriusPoint	86.8	90.8	257.6	215.6
Dividends on Series B preference shares	—	(4.0)	(2.6)	(12.0)
Net income available to SiriusPoint common shareholders	$86.8	$86.8	$255.0	$203.6
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.75	$0.74	$2.19	$1.75
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.74	$0.73	$2.14	$1.71
Weighted average number of common shares used in the determination of earnings per share
Basic	115,135,159	116,726,540	116,191,819	116,412,996
Diluted	117,166,671	118,817,903	119,150,790	118,655,606
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Revenues
Net earned premium	$767.6	$640.3	$638.9	$667.4	$647.7
Net investment income	65.9	65.5	66.4	68.9	66.5
Net investment gains (losses)	3.3	7.9	11.4	(9.5)	6.2
Other revenues	30.8	30.4	57.9	246.9	35.5
Total revenues	867.6	744.1	774.6	973.7	755.9
Expenses
Loss and loss adjustment expenses incurred, net	415.9	358.2	362.9	372.2	372.9
Acquisition costs, net	195.2	156.8	147.8	173.2	139.8
Other underwriting expenses	53.0	51.8	50.5	54.9	43.6
Net corporate and other expenses	75.7	73.7	71.2	63.0	62.5
Intangible asset amortization	2.5	2.4	2.6	2.4	2.8
Interest expense	18.4	18.7	16.8	19.5	21.0
Foreign exchange (gains) losses	3.2	(1.8)	1.3	8.3	2.4
Total expenses	763.9	659.8	653.1	693.5	645.0
Income before income tax expense	103.7	84.3	121.5	280.2	110.9
Income tax expense	(16.7)	(15.8)	(19.2)	(36.1)	(20.2)
Net income	87.0	68.5	102.3	244.1	90.7
Net (income) loss attributable to noncontrolling interests	(0.2)	0.1	(0.1)	(0.1)	0.1
Net income available to SiriusPoint	86.8	68.6	102.2	244.0	90.8
Dividends on Series B preference shares	—	—	(2.6)	(4.0)	(4.0)
Net income available to SiriusPoint common shareholders	$86.8	$68.6	$99.6	$240.0	$86.8
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.75	$0.59	$0.85	$2.05	$0.74
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.74	$0.58	$0.82	$1.97	$0.73
Weighted average number of common shares used in the determination of earnings per share
Basic	115,135,159	116,732,354	116,725,419	116,788,646	116,726,540
Diluted	117,166,671	119,011,731	121,695,056	121,838,966	118,817,903
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Comprehensive income (loss)
Net income	$87.0	$68.5	$102.3	$244.1	$90.7
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustments	0.2	(1.6)	(5.3)	2.2	(3.3)
Unrealized gains (losses) from debt securities held as available for sale investments	(104.9)	(27.8)	(57.3)	6.1	2.2
Reclassifications from accumulated other comprehensive income (loss)	(9.9)	1.8	7.0	1.3	6.9
Total other comprehensive income (loss)	(114.6)	(27.6)	(55.6)	9.6	5.8
Comprehensive income (loss)	(27.6)	40.9	46.7	253.7	96.5
Net (income) loss attributable to noncontrolling interests	(0.2)	0.1	(0.1)	(0.1)	0.1
Comprehensive income (loss) available to SiriusPoint	$(27.8)	$41.0	$46.6	$253.6	$96.6

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2026
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$673.0	$317.6	$990.6	$—	$4.3	$—	$994.9
Net written premium	403.5	275.2	678.7	—	1.7	—	680.4
Net earned premium	460.8	304.0	764.8	—	2.8	—	767.6
Loss and loss adjustment expenses incurred, net	263.6	154.0	417.6	(2.1)	0.4	—	415.9
Acquisition costs, net	136.9	86.2	223.1	(28.7)	0.8	—	195.2
Other underwriting expenses	27.3	20.9	48.2	—	4.8	—	53.0
Underwriting income (loss)	33.0	42.9	75.9	30.8	(3.2)	—	103.5
Services revenues	61.5	—	61.5	(31.2)	—	(30.3)	—
Services expenses	49.4	—	49.4	—	—	(49.4)	—
Net services fee income	12.1	—	12.1	(31.2)	—	19.1	—
Services noncontrolling income	(0.2)	—	(0.2)	—	—	0.2	—
Net services income	11.9	—	11.9	(31.2)	—	19.3	—
Segment income (loss)	44.9	42.9	87.8	(0.4)	(3.2)	19.3	103.5
Net investment income					65.9	—	65.9
Net investment gains (losses)					3.3	—	3.3
Other revenues					0.5	30.3	30.8
Net corporate and other expenses					(26.3)	(49.4)	(75.7)
Intangible asset amortization					(2.5)	—	(2.5)
Interest expense					(18.4)	—	(18.4)
Foreign exchange losses					(3.2)	—	(3.2)
Income before income tax expense	$44.9	$42.9	87.8	(0.4)	16.1	0.2	103.7
Income tax expense			—	—	(16.7)	—	(16.7)
Net income (loss)			87.8	(0.4)	(0.6)	0.2	87.0
Net (income) loss attributable to noncontrolling interest			—	—	—	(0.2)	(0.2)
Net income (loss) available to SiriusPoint			$87.8	$(0.4)	$(0.6)	$—	$86.8

Attritional losses	$272.7	$163.2	$435.9	$(2.1)	$1.9	$—	$435.7
Catastrophe losses	—	—	—	—	—	—	—
Prior year loss reserve development	(9.1)	(9.2)	(18.3)	—	(1.5)	—	(19.8)
Loss and loss adjustment expenses incurred, net	$263.6	$154.0	$417.6	$(2.1)	$0.4	$—	$415.9

Underwriting Ratios: (1)
Attritional loss ratio	59.2%	53.7%	57.0%				56.8%
Catastrophe loss ratio	—%	—%	—%				—%
Prior year loss development ratio	(2.0)%	(3.0)%	(2.4)%				(2.6)%
Loss ratio	57.2%	50.7%	54.6%				54.2%
Acquisition cost ratio	29.7%	28.4%	29.2%				25.4%
Other underwriting expenses ratio	5.9%	6.9%	6.3%				6.9%
Combined ratio	92.8%	86.0%	90.1%				86.5%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$562.0	$309.6	$871.6	$—	$2.8	$—	$874.4
Net written premium	396.8	268.1	664.9	—	5.4	—	670.3
Net earned premium	381.2	262.3	643.5	—	4.2	—	647.7
Loss and loss adjustment expenses incurred, net	225.3	145.5	370.8	(1.5)	3.6	—	372.9
Acquisition costs, net	98.3	64.7	163.0	(26.9)	3.7	—	139.8
Other underwriting expenses	19.9	20.2	40.1	—	3.5	—	43.6
Underwriting income (loss)	37.7	31.9	69.6	28.4	(6.6)	—	91.4
Services revenues	58.5	—	58.5	(32.7)	—	(25.8)	—
Services expenses	48.5	—	48.5	—	—	(48.5)	—
Net services fee income	10.0	—	10.0	(32.7)	—	22.7	—
Services noncontrolling loss	0.1	—	0.1	—	—	(0.1)	—
Net services income	10.1	—	10.1	(32.7)	—	22.6	—
Segment income (loss)	47.8	31.9	79.7	(4.3)	(6.6)	22.6	91.4
Net investment income					66.5	—	66.5
Net investment gains (losses)					6.2	—	6.2
Other revenues					9.7	25.8	35.5
Net corporate and other expenses					(14.0)	(48.5)	(62.5)
Intangible asset amortization					(2.8)	—	(2.8)
Interest expense					(21.0)	—	(21.0)
Foreign exchange losses					(2.4)	—	(2.4)
Income before income tax expense	$47.8	$31.9	79.7	(4.3)	35.6	(0.1)	110.9
Income tax expense			—	—	(20.2)	—	(20.2)
Net income			79.7	(4.3)	15.4	(0.1)	90.7
Net loss attributable to noncontrolling interest			—	—	—	0.1	0.1
Net income available to SiriusPoint			$79.7	$(4.3)	$15.4	$—	$90.8

Attritional losses	$234.8	$145.1	$379.9	$(1.5)	$3.4	$—	$381.8
Catastrophe losses	—	—	—	—	—	—	—
Prior year loss reserve development	(9.5)	0.4	(9.1)	—	0.2	—	(8.9)
Loss and loss adjustment expenses incurred, net	$225.3	$145.5	$370.8	$(1.5)	$3.6	$—	$372.9

Underwriting Ratios: (1)
Attritional loss ratio	61.6%	55.3%	59.0%				59.0%
Catastrophe loss ratio	—%	—%	—%				—%
Prior year loss development ratio	(2.5)%	0.2%	(1.4)%				(1.4)%
Loss ratio	59.1%	55.5%	57.6%				57.6%
Acquisition cost ratio	25.8%	24.7%	25.3%				21.6%
Other underwriting expenses ratio	5.2%	7.7%	6.2%				6.7%
Combined ratio	90.1%	87.9%	89.1%				85.9%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2026
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$2,002.2	$973.7	$2,975.9	$—	$0.1	$—	$2,976.0
Net written premium	1,287.0	798.0	2,085.0	—	0.9	—	2,085.9
Net earned premium	1,222.6	819.3	2,041.9	—	4.9	—	2,046.8
Loss and loss adjustment expenses incurred, net	695.8	428.1	1,123.9	(5.7)	18.8	—	1,137.0
Acquisition costs, net	349.1	225.7	574.8	(73.2)	(1.8)	—	499.8
Other underwriting expenses	79.2	62.2	141.4	—	13.9	—	155.3
Underwriting income (loss)	98.5	103.3	201.8	78.9	(26.0)	—	254.7
Services revenues	174.9	—	174.9	(84.1)	—	(90.8)	—
Services expenses	145.1	—	145.1	—	—	(145.1)	—
Net services fee income	29.8	—	29.8	(84.1)	—	54.3	—
Services noncontrolling loss	0.4	—	0.4	—	—	(0.4)	—
Net services income	30.2	—	30.2	(84.1)	—	53.9	—
Segment income (loss)	128.7	103.3	232.0	(5.2)	(26.0)	53.9	254.7
Net investment income					197.8	—	197.8
Net investment gains (losses)					22.6	—	22.6
Other revenues					28.3	90.8	119.1
Net corporate and other expenses					(75.5)	(145.1)	(220.6)
Intangible asset amortization					(7.5)	—	(7.5)
Interest expense					(53.9)	—	(53.9)
Foreign exchange losses					(2.7)	—	(2.7)
Income before income tax expense	$128.7	$103.3	232.0	(5.2)	83.1	(0.4)	309.5
Income tax expense			—	—	(51.7)	—	(51.7)
Net income			232.0	(5.2)	31.4	(0.4)	257.8
Net income attributable to noncontrolling interest			—	—	(0.6)	0.4	(0.2)
Net income available to SiriusPoint			$232.0	$(5.2)	$30.8	$—	$257.6

Attritional losses	$734.8	$449.6	$1,184.4	$(5.7)	$4.3	$—	$1,183.0
Catastrophe losses	1.3	5.4	6.7	—	—	—	6.7
Prior year loss reserve development	(40.3)	(26.9)	(67.2)	—	14.5	—	(52.7)
Loss and loss adjustment expenses incurred, net	$695.8	$428.1	$1,123.9	$(5.7)	$18.8	$—	$1,137.0

Underwriting Ratios: (1)
Attritional loss ratio	60.1%	54.9%	58.0%				57.9%
Catastrophe loss ratio	0.1%	0.7%	0.3%				0.3%
Prior year loss development ratio	(3.3)%	(3.3)%	(3.3)%				(2.6)%
Loss ratio	56.9%	52.3%	55.0%				55.6%
Acquisition cost ratio	28.6%	27.5%	28.2%				24.4%
Other underwriting expenses ratio	6.5%	7.6%	6.9%				7.6%
Combined ratio	92.0%	87.4%	90.1%				87.6%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2025
(expressed in millions of U.S. dollars, except ratios)

	Insurance & Services	Reinsurance	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross written premium	$1,757.5	$1,034.1	$2,791.6	$—	$15.7	$—	$2,807.3
Net written premium	1,273.1	843.6	2,116.7	—	1.0	—	2,117.7
Net earned premium	1,086.6	828.3	1,914.9	—	11.5	—	1,926.4
Loss and loss adjustment expenses incurred, net	644.4	497.2	1,141.6	(5.0)	10.7	—	1,147.3
Acquisition costs, net	283.5	202.3	485.8	(83.1)	7.7	—	410.4
Other underwriting expenses	61.4	60.4	121.8	—	11.2	—	133.0
Underwriting income (loss)	97.3	68.4	165.7	88.1	(18.1)	—	235.7
Services revenues	178.7	—	178.7	(94.6)	—	(84.1)	—
Services expenses	141.2	—	141.2	—	—	(141.2)	—
Net services fee income	37.5	—	37.5	(94.6)	—	57.1	—
Services noncontrolling loss	0.2	—	0.2	—	—	(0.2)	—
Net services income	37.7	—	37.7	(94.6)	—	56.9	—
Segment income (loss)	135.0	68.4	203.4	(6.5)	(18.1)	56.9	235.7
Net investment income					205.9	—	205.9
Net investment gains (losses)					6.6	—	6.6
Other revenues					8.4	84.1	92.5
Net corporate and other expenses					(52.8)	(141.2)	(194.0)
Intangible asset amortization					(8.5)	—	(8.5)
Interest expense					(60.2)	—	(60.2)
Foreign exchange losses					(16.9)	—	(16.9)
Income before income tax expense	$135.0	$68.4	203.4	(6.5)	64.4	(0.2)	261.1
Income tax expense			—	—	(45.1)	—	(45.1)
Net income			203.4	(6.5)	19.3	(0.2)	216.0
Net income attributable to noncontrolling interest			—	—	(0.6)	0.2	(0.4)
Net income available to SiriusPoint			$203.4	$(6.5)	$18.7	$—	$215.6

Attritional losses	$661.3	$470.1	$1,131.4	$(5.0)	$5.3	$—	$1,131.7
Catastrophe losses	4.8	62.6	67.4	—	—	—	67.4
Prior year loss reserve development	(21.7)	(35.5)	(57.2)	—	5.4	—	(51.8)
Loss and loss adjustment expenses incurred, net	$644.4	$497.2	$1,141.6	$(5.0)	$10.7	$—	$1,147.3

Underwriting Ratios: (1)
Attritional loss ratio	60.9%	56.7%	59.1%				58.8%
Catastrophe loss ratio	0.4%	7.6%	3.5%				3.5%
Prior year loss development ratio	(2.0)%	(4.3)%	(3.0)%				(2.7)%
Loss ratio	59.3%	60.0%	59.6%				59.6%
Acquisition cost ratio	26.1%	24.4%	25.4%				21.3%
Other underwriting expenses ratio	5.7%	7.3%	6.4%				6.9%
Combined ratio	91.1%	91.7%	91.4%				87.8%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Revenues
Gross written premium	$994.9	$978.2	$1,002.9	$898.3	$874.4
Net written premium	680.4	710.3	695.2	655.1	670.3
Net earned premium	767.6	640.3	638.9	667.4	647.7
Expenses
Loss and loss adjustment expenses incurred, net	415.9	358.2	362.9	372.2	372.9
Acquisition costs, net	195.2	156.8	147.8	173.2	139.8
Other underwriting expenses	53.0	51.8	50.5	54.9	43.6
Underwriting income	$103.5	$73.5	$77.7	$67.1	$91.4

Attritional losses	$435.7	$371.9	$375.4	$387.2	$381.8
Catastrophe losses, net of reinsurance and reinstatement premiums	—	1.3	5.4	7.0	—
Favorable prior year loss reserve development	$(19.8)	$(15.0)	$(17.9)	$(22.0)	$(8.9)

Underwriting Ratios (1):
Loss ratio	54.2%	55.9%	56.8%	55.8%	57.6%
Acquisition cost ratio	25.4%	24.5%	23.1%	26.0%	21.6%
Other underwriting expenses ratio	6.9%	8.1%	7.9%	8.2%	6.7%
Combined ratio	86.5%	88.5%	87.8%	90.0%	85.9%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Revenues
Gross written premium	$990.6	$981.5	$1,003.8	$896.9	$871.6
Net written premium	678.7	709.5	696.8	660.9	664.9
Net earned premium	764.8	638.8	638.3	676.6	643.5
Expenses
Loss and loss adjustment expenses incurred, net	417.6	356.6	349.7	389.5	370.8
Acquisition costs, net	223.1	179.9	171.8	188.7	163.0
Other underwriting expenses	48.2	47.3	45.9	49.8	40.1
Underwriting income	75.9	55.0	70.9	48.6	69.6
Services revenues	61.5	59.4	54.0	45.7	58.5
Services expenses	49.4	49.6	46.1	41.4	48.5
Net services fee income	12.1	9.8	7.9	4.3	10.0
Services noncontrolling (income) loss	(0.2)	0.1	0.5	(0.1)	0.1
Net services income	11.9	9.9	8.4	4.2	10.1
Segment income	$87.8	$64.9	$79.3	$52.8	$79.7

Attritional losses	$435.9	$372.0	$376.5	$397.5	$379.9
Catastrophe losses, net of reinsurance and reinstatement premiums	—	1.3	5.4	7.0	—
Favorable prior year loss reserve development	$(18.3)	$(16.7)	$(32.2)	$(15.0)	$(9.1)

Underwriting Ratios (2):
Loss ratio	54.6%	55.8%	54.8%	57.6%	57.6%
Acquisition cost ratio	29.2%	28.2%	26.9%	27.9%	25.3%
Other underwriting expenses ratio	6.3%	7.4%	7.2%	7.4%	6.2%
Combined ratio	90.1%	91.4%	88.9%	92.9%	89.1%

Accident year loss ratio	57.0%	58.4%	59.8%	59.8%	59.0%
Accident year combined ratio	92.5%	94.0%	93.9%	95.0%	90.6%
Attritional loss ratio	57.0%	58.2%	59.0%	58.8%	59.0%
Combined ratio ex. catastrophe losses	90.1%	91.2%	88.1%	91.9%	89.1%
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as they reflect how management views the business and reflects our decision to exit the run-off business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and combined ratio ex. catastrophe losses exclude catastrophe losses from the respective ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Revenues
Gross written premium	$673.0	$644.6	$684.6	$556.0	$562.0
Net written premium	403.5	422.4	461.1	377.1	396.8
Net earned premium	460.8	381.7	380.1	395.0	381.2
Expenses
Loss and loss adjustment expenses incurred, net	263.6	216.5	215.7	230.5	225.3
Acquisition costs, net	136.9	104.2	108.0	113.1	98.3
Other underwriting expenses	27.3	25.6	26.3	24.9	19.9
Underwriting income	33.0	35.4	30.1	26.5	37.7
Services revenues	61.5	59.4	54.0	45.7	58.5
Services expenses	49.4	49.6	46.1	41.4	48.5
Net services fee income	12.1	9.8	7.9	4.3	10.0
Services noncontrolling (income) loss	(0.2)	0.1	0.5	(0.1)	0.1
Net services income	11.9	9.9	8.4	4.2	10.1
Segment income	$44.9	$45.3	$38.5	$30.7	$47.8

Attritional losses	$272.7	$231.3	$230.8	$238.4	$234.8
Catastrophe losses, net of reinsurance and reinstatement premiums	—	1.3	—	2.5	—
Favorable prior year loss reserve development	$(9.1)	$(16.1)	$(15.1)	$(10.4)	$(9.5)

Underwriting Ratios (1):
Loss ratio	57.2%	56.7%	56.7%	58.4%	59.1%
Acquisition cost ratio	29.7%	27.3%	28.4%	28.6%	25.8%
Other underwriting expenses ratio	5.9%	6.7%	6.9%	6.3%	5.2%
Combined ratio	92.8%	90.7%	92.0%	93.3%	90.1%

Accident year loss ratio	59.2%	60.9%	60.7%	61.0%	61.6%
Accident year combined ratio	94.8%	94.9%	96.1%	95.9%	92.6%
Attritional loss ratio	59.2%	60.6%	60.7%	60.4%	61.6%
Combined ratio ex. catastrophe losses	92.8%	90.4%	92.0%	92.7%	90.1%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and combined ratio ex. catastrophe losses exclude catastrophe losses from the respective ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Revenues
Gross written premium	$317.6	$336.9	$319.2	$340.9	$309.6
Net written premium	275.2	287.1	235.7	283.8	268.1
Net earned premium	304.0	257.1	258.2	281.6	262.3
Expenses
Loss and loss adjustment expenses incurred, net	154.0	140.1	134.0	159.0	145.5
Acquisition costs, net	86.2	75.7	63.8	75.6	64.7
Other underwriting expenses	20.9	21.7	19.6	24.9	20.2
Underwriting income	$42.9	$19.6	$40.8	$22.1	$31.9

Attritional losses	$163.2	$140.7	$145.7	$159.1	$145.1
Catastrophe losses, net of reinsurance and reinstatement premiums	—	—	5.4	4.5	—
(Favorable) adverse prior year loss reserve development	$(9.2)	$(0.6)	$(17.1)	$(4.6)	$0.4

Underwriting Ratios (1):
Loss ratio	50.7%	54.5%	51.9%	56.5%	55.5%
Acquisition cost ratio	28.4%	29.4%	24.7%	26.8%	24.7%
Other underwriting expenses ratio	6.9%	8.4%	7.6%	8.8%	7.7%
Combined ratio	86.0%	92.3%	84.2%	92.1%	87.9%

Accident year loss ratio	53.7%	54.7%	58.5%	58.1%	55.3%
Accident year combined ratio	88.9%	92.6%	90.8%	93.8%	87.7%
Attritional loss ratio	53.7%	54.7%	56.4%	56.5%	55.3%
Combined ratio ex. catastrophe losses	86.0%	92.3%	82.1%	90.5%	87.9%
(1)Underwriting ratios are calculated by dividing the related expense by net earned premium. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and combined ratio ex. catastrophe losses exclude catastrophe losses from the respective ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$770.0	13.5%	$842.9	15.3%	$866.2	16.2%	$921.1	16.5%	$914.4	16.4%
Residential mortgage-backed securities	1,066.6	18.7%	960.0	17.4%	943.0	17.8%	963.1	17.2%	974.4	17.5%
Commercial mortgage-backed securities	247.5	4.3%	256.1	4.6%	211.6	4.0%	231.9	4.1%	204.4	3.7%
Corporate debt securities	2,380.1	41.7%	2,237.2	40.6%	2,040.1	38.4%	2,198.2	39.2%	2,043.0	36.7%
U.S. government and government agency	880.8	15.4%	840.6	15.2%	811.8	15.3%	835.7	14.9%	990.1	17.7%
Non-U.S. government and government agency	19.8	0.3%	20.1	0.4%	20.2	0.4%	18.6	0.3%	19.3	0.2%
Total debt securities, available for sale	5,364.8	93.9%	5,156.9	93.5%	4,892.9	92.1%	5,168.6	92.2%	5,145.6	92.2%
Asset-backed securities	5.0	0.1%	5.1	0.1%	5.2	0.1%	5.9	0.1%	8.6	0.2%
Residential mortgage-backed securities	24.9	0.4%	27.0	0.5%	43.5	0.8%	45.0	0.8%	46.1	0.8%
Commercial mortgage-backed securities	19.5	0.3%	26.4	0.5%	29.9	0.6%	31.9	0.6%	36.1	0.6%
Corporate debt securities	2.9	0.1%	3.4	0.1%	3.6	0.1%	3.7	0.1%	3.7	0.1%
U.S. government and government agency	3.0	0.1%	2.9	0.1%	3.8	0.1%	3.8	0.1%	4.2	0.1%
Total debt securities, trading	55.3	1.0%	64.8	1.3%	86.0	1.7%	90.3	1.7%	98.7	1.8%
Short-term investments	17.1	0.3%	7.5	0.1%	32.5	0.6%	28.3	0.5%	24.6	0.3%
Other long-term investments	56.9	1.0%	57.5	1.0%	63.7	1.2%	88.1	1.6%	93.5	1.7%
Cost and equity method investments	60.4	1.0%	60.9	1.1%	72.9	1.4%	69.3	1.2%	66.8	1.2%
Investments in funds valued at net asset value	159.2	2.8%	167.4	3.0%	158.8	3.0%	157.7	2.8%	158.0	2.8%
Total investments	$5,713.7	100.0%	$5,515.0	100.0%	$5,306.8	100.0%	$5,602.3	100.0%	$5,587.2	100.0%

SiriusPoint Ltd.
Earnings per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	115,135,159	116,732,354	116,725,419	116,788,646	116,726,540
Dilutive effect of options, restricted share awards, restricted share units	2,031,512	2,279,377	4,969,637	5,050,320	2,091,363
Diluted number of common shares outstanding	117,166,671	119,011,731	121,695,056	121,838,966	118,817,903

Basic earnings per common share:
Net income available to SiriusPoint common shareholders	$86.8	$68.6	$99.6	$240.0	$86.8
Net income allocated to SiriusPoint participating common shareholders	(0.1)	—	(0.1)	(0.1)	(0.1)
Net income allocated to SiriusPoint common shareholders	$86.7	$68.6	$99.5	$239.9	$86.7
Basic earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.75	$0.59	$0.85	$2.05	$0.74

Diluted earnings per common share:
Net income available to SiriusPoint common shareholders	$86.8	$68.6	$99.6	$240.0	$86.8
Net income allocated to SiriusPoint participating common shareholders	(0.1)	—	(0.1)	(0.1)	(0.1)
Net income allocated to SiriusPoint common shareholders	$86.7	$68.6	$99.5	$239.9	$86.7
Diluted earnings per share available to SiriusPoint common shareholders ⁽¹⁾	$0.74	$0.58	$0.82	$1.97	$0.73
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Net income available to SiriusPoint common shareholders	$86.8	$68.6	$99.6	$240.0	$86.8
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,228.3	2,275.9	2,302.4	2,269.8	2,009.9
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,252.1	$2,289.2	$2,286.1	$2,139.9	$1,957.8
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	15.4%	12.0%	17.4%	44.9%	17.7%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,228.3	$2,275.9	$2,302.4	$2,269.8	$2,009.9

Accumulated other comprehensive income (loss), net of tax	(135.9)	(21.3)	6.3	61.9	52.3
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	2,364.2	2,297.2	2,296.1	2,207.9	1,957.6

Intangible assets	158.8	137.4	139.8	121.2	123.6
Goodwill	46.0	18.6	18.6	—	—
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,023.5	$2,119.9	$2,144.0	$2,148.6	$1,886.3

Common shares outstanding	115,032,060	116,065,965	115,936,935	116,989,799	116,807,497
Effect of dilutive stock options and restricted share units	1,949,637	1,848,708	5,065,622	4,983,345	2,034,652
Book value per diluted common share denominator	116,981,697	117,914,673	121,002,557	121,973,144	118,842,149

Book value per common share	$19.37	$19.61	$19.86	$19.40	$17.21
Book value per diluted common share	$19.05	$19.30	$19.03	$18.61	$16.91
Book value per diluted common share ex. AOCI (1)	$20.21	$19.48	$18.98	$18.10	$16.47
Tangible book value per diluted common share (1)	$17.30	$17.98	$17.72	$17.62	$15.87
(1)Book value per diluted common share excluding AOCI and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Tangible book value per diluted common share excludes goodwill and intangible assets. Management believes that effects of goodwill and intangible assets make book value comparisons to less acquisitive peer companies less meaningful.

SiriusPoint Ltd.
Net Corporate and Other Expenses - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Net corporate and other expenses	$75.7	$73.7	$71.2	$63.0	$62.5

MGA Service expenses	$49.4	$49.6	$46.1	$41.4	$48.5

Corporate and other expenses	$23.5	$20.4	$19.8	$13.9	$12.8
Salaries, benefits and incentives	11.1	4.9	5.4	2.1	3.4
Professional fees	6.4	8.8	8.5	6.1	6.3
Taxes and regulatory fees	2.7	1.5	1.7	2.5	0.6
Corporate insurance	1.3	1.4	1.4	1.1	1.4
Depreciation	1.2	1.0	1.0	2.1	1.1
Other corporate expenses	0.8	2.8	1.8	—	—

Non-recurring corporate and other expenses	$2.8	$3.7	$5.3	$7.7	$1.2
Salaries, benefits and incentives	0.2	2.2	4.0	6.3	0.3
Professional fees	2.6	1.5	1.3	1.4	0.9

SiriusPoint Ltd.
Operating and Core Operating Net Income and Earnings per Share
September 30, 2026 and 2025
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income available to SiriusPoint common shareholders	$86.8	$86.8	$255.0	$203.6
Adjustments:
Gain on sale or deconsolidation of consolidated MGAs	—	—	(25.2)	—
(Gains) losses on other investments	6.6	(1.1)	14.8	(0.6)
MGA & other investment rationalization	6.6	(1.1)	(10.4)	(0.6)
Expense related to loss portfolio transfers	5.1	7.7	16.0	20.2
Foreign exchange (gains) losses	3.2	2.4	2.7	16.9
Amortization of acquisition-related intangible assets	2.5	2.8	7.5	8.5
Other non-recurring items	2.8	(11.0)	11.8	(11.0)
Income tax expense on adjustments (1)	(3.8)	(0.2)	(10.0)	(6.5)
Operating net income	103.2	87.4	272.6	231.1
Corporate (run-off) underwriting results	3.2	6.6	26.0	18.1
Income tax expense on adjustments (1)	(0.6)	(1.3)	(5.0)	(3.4)
Core Operating net income	$105.8	$92.7	$293.6	$245.8

Weighted average number of diluted common shares used in the determination of earnings per share	117,166,671	118,817,903	119,150,790	118,655,606
Operating diluted earnings per share	$0.88	$0.74	$2.29	$1.95
Core Operating diluted earnings per share	$0.90	$0.78	$2.46	$2.07
(1)    For the three and nine months ended September 30, 2026 and 2025, an effective tax rate of 19% is applied to the above adjustments to calculate the income tax expense, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

SiriusPoint Ltd.
Operating and Core Operating Return on Average Common Shareholders’ Equity
September 30, 2026 and 2025
(expressed in millions of U.S. dollars, except ratios)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Operating net income	$103.2	$87.4	$272.6	$231.1
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,275.9	1,905.7	2,269.8	1,737.4
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	(21.3)	46.5	61.9	(4.1)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,297.2	1,859.2	2,207.9	1,741.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,228.3	2,009.9	2,228.3	2,009.9
Adjustments to net income to arrive at Operating net income	16.4	0.6	17.6	27.5
Less: Accumulated other comprehensive income (loss), net of tax - end of period	(135.9)	52.3	(135.9)	52.3
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,380.6	1,958.2	2,381.8	1,985.1
Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$2,338.9	$1,908.7	$2,294.9	$1,863.3
Annualized Operating ROE	17.6%	18.3%	15.8%	16.5%

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Core Operating net income	$105.8	$92.7	$293.6	$245.8
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,275.9	1,905.7	2,269.8	1,737.4
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	(21.3)	46.5	61.9	(4.1)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,297.2	1,859.2	2,207.9	1,741.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,228.3	2,009.9	2,228.3	2,009.9
Adjustments to net income to arrive at Core Operating net income	19.0	5.9	38.6	42.2
Less: Accumulated other comprehensive income (loss), net of tax - end of period	(135.9)	52.3	(135.9)	52.3
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,383.2	1,963.5	2,402.8	1,999.8
Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$2,340.2	$1,911.4	$2,305.4	$1,870.7
Annualized Core Operating ROE	18.1%	19.4%	17.0%	17.5%